                                 EXHIBIT 10.2

                AGREEMENT TO SUBLEASE, DATED SEPTEMBER 9, 1996,
                       BETWEEN ATLANTA GAS LIGHT COMPANY
                      AND DECATUR FIRST BANK GROUP, INC.

 STATE OF GEORGIA
 COUNTY OF DEKALB


                            AGREEMENT OF SUB-LEASE
                            ----------------------


     THIS AGREEMENT OF SUB-LEASE, made and entered into this    9th    day of
                                                             ---------
 Sept.   , 1996 by and between ATLANTA GAS LIGHT COMPANY, a Georgia Corporation,
 --------
 hereinafter sometimes referred to as Sub-Lessor, which expression or substituted expression shall include its agents, employees, successors, and assigns, and Decatur First Bank Group, Inc., a Georgia Corporation, hereinafter sometimes referred to as the Sub-Lessee, which expression or a substituted expression shall include its successors and assigns;

                               WITNESSETH THAT:
                               ---------------

                                      1.

                                   PREMISES
                                   --------

     Sub-Lessor leases to Sub-Lessee and Sub-Lessee hires from said Sub-Lessor the following described property, hereinafter referred to as the "Premises", to wit:

          (a) All those tracts or parcels of land, including all improvements thereon, lying and being in the City of Decatur, State of Georgia, being in Land Lot 246 of the 15th District of Dekalb County and being more particularly described in Exhibit "A" attached hereto and by reference included herein.

                                      2.

                                     TERM
                                     ----

     TO HAVE AND TO HOLD the premises with all the rights, privileges, easements and appurtenances thereto for a term of Nine (9) months beginning on the 1st day of September, 1996 and ending on May 31, 1997, unless terminated as hereinafter provided.

                                      3.

                                     RENT
                                     ----

     The Sub-Lessee hereby covenants, conditions and agrees to pay the Sub-Lessor base rent in the sum of:

          $3,200.00 per month, September 1, 1996 through May 31, 1997

                                      4.

                                ADDITIONAL RENT
                                ---------------

                             Intentionally Deleted

                                      5.

                                 UTILITY BILLS
                                 -------------

           Sub-Lessee hereby covenants and agrees to pay and be liable for all charges and taxes incurred for light, heat, power, water, sanitary service and refuse pickup, and all other utility charges arising out of the use of the Premises during the existence of this Sub-Lease.

                                      6.

                               SECURITY DEPOSIT
                               ----------------

           Security deposit shall be an amount equal to Three Thousand Two Hundred Dollars ($3,200.00) payable prior to the date of occupancy. The security deposit shall be refunded to Sub-Lessee within thirty (30) days following the termination hereof after first deducting the costs for repairs required by Lessor, if any, caused by Sub-Lessee.

                                      7.

                                USE OF PREMISES
                                ---------------

           The Sub-Lessor hereby covenants and agrees that during the existence of this Lease, the Premises may be used and occupied by the Sub-Lessee for use as a General Banking Facility.

                                      8.

                                    REPAIR
                                    ------

           Except for the repair and maintenance of the chiller plant, including chiller, cooling tower, pump and piping, Sub-Lessee shall be responsible for all interior maintenance and repairs. Sub-Lessee, at its own cost and expense, shall perform such maintenance, repairs and replacements as are required to keep the Premises in good order in accordance with the obligations of the Sub-Lessor under the Prime Lease, as defined in Paragraph 23 below. Provided however, Sub-Lessor shall, prior to September 1, 1996, inspect the heating venting and air conditioning system (HVAC) and make any repairs required.

                                      9.

                            ALTERATION OF PREMISES
                            ----------------------

           Sub-Lessee, only after having Lessor's written approval, shall have the right and privilege to make and perform any changes and alterations on the Premises which do not damage the foundations and load bearing walls of the Premises. Sub-Lessor hereby agrees that Sub-Lessee shall not be required to restore the changes on the Premises to their original condition or plan at any time or instance during the existence of this Sub-Lease or upon termination thereof unless said changes are required by Lessor. Sub-Lessee shall provide Sub-Lessor with a copy of all correspondence between Sub-Lessee and Lessor including drawings of all changes made to the Premises.

                                      10.

                                 CONDEMNATION
                                 ------------

           The parties hereby covenant and agree that if the whole of the Premises, or such portion thereof as will make the Premises unusable for the purposes herein leased, be condemned by any legally constituted authority for any public use or purpose, then in either of said events, this Sub-Lease shall terminate from the time when possession thereof is abandoned by the Sub-Lessee after being taken by such authority and rental shall be accounted for as between the parties as of that date. It is provided, however, that this Sub-Lease shall not terminate if only a portion of the Premises is so taken and Sub-Lessee elects to continue in possession of the remainder of the Premises under the terms of this Sub-Lease. In such event, the rent herein reserved shall be adjusted in such fair proportion as said partial taking may affect the use of the Premises by Sub-Lessee.

           Should any condemnation result in termination of this Lease under the terms and conditions above stated, such termination shall be without prejudice to the rights of either party to recover compensation and damage caused by condemnation from the condemnor. It is hereby understood and agreed that neither party shall have any rights in any award made to the other by any condemning authority.

                                      11.

                                   INDEMNITY
                                   ---------

           Sub-Lessee agrees to indemnify and save harmless the Sub-Lessor and the Lessor under the Prime Lease, as described in Paragraph 23 below against all claims for damages or injury to persons and property, and all expenses incurred by them, including reasonable attorney's fees, caused by or resulting from the act or neglect of Sub-Lessee, its agents, employees or invitees, or arising from the use or occupancy of the Premises by Sub-Lessee, its agents, employees or invitees. Sub-Lessee shall maintain comprehensive general liability insurance with limits of at least one million dollars per occurrence. Such policy shall be provided by an insurer deemed acceptable to Sub-Lessor and shall name Sub-Lessor as an additional insured. Such policy shall provide a waiver of subrogation in favor of Sub-Lessor. Prior to commencing the term of this Sub-Lease and annually thereafter, Sub-Lessee shall provide Sub-Lessor with a certificate of insurance evidencing such coverage.

                                      12.

                                   DEFAULTS
                                   --------

           It is further covenanted and agreed that in case, at any time, Sub-Lessee shall default in the payment of any of the rent herein specified upon the date the same shall become due and payable, and such default shall continue for a period of ten (10) days after notice in writing of such default to said Sub-Lessee from SubLessor; or in case of any default occurring in relation to or in connection with any other of the covenants, duties and obligations hereunder to be kept and performed by Sub-Lessee, and such default shall continue for thirty (30) days after similar written notice to Sub-Lessee; or if Sub-Lessee causes any lien to be placed against the Premises and does not cure the same within thirty (30) days after notice from Sub-Lessor to Sub-Lessee demanding cure; then, and in any of said events, Sub-Lessor at its option may terminate this Sub-Lease by written notice to Sub-Lessee, whereupon this Sub-Lease shall end, and Sub-Lessor may enter into and take possession of said demised Premises. In the event of default of payment of monthly rent as herein described, and in addition to the foregoing, if a rental payment is not received within ten days after the due date, on the 11th day interest will begin to accrue on the unpaid balance on a per diem basis at the lesser of the rate of either 18 percent per annum until paid, or at the highest legal rate of interest.

                                      13.

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

           Sub-Lessee may assign this Sub-Lease, or sublet Premises or any part thereof, only after having first obtained the written consent of Sub-Lessor and Lessor (Daniel B. Pattillo), provided, that such consent will not be unreasonably withheld. It is agreed and understood, however, that no assignment or sub-lease shall relieve Sub-Lessee of any financial liability or other obligation hereunder. Sub-Lessee agrees not to assign or sub-lease Premises to anyone who will create a nuisance or trespass, nor use the Premises for any illegal purpose, nor in violation of any valid regulations of any governmental body, nor in any manner to vitiate the insurance. Sub-Lessee agrees that any increase in Sub-Lessor's insurance premium caused by occupancy of any sub-tenant will be paid by Sub-Lessee.

                                      14.

                               RIGHTS CUMULATIVE
                               -----------------

           All rights, powers and privileges conferred hereunder upon the parties shall be cumulative but not restrictive to those given by law.

                                      15.

                                 SUBORDINATION
                                 -------------

           Sub-Lessee's rights shall be subject to any mortgage or indenture which may hereafter be placed upon the Premises by Lessor under the Prime Lease as defined in Paragraph 23 below, and Sub-Lessee agrees to execute and deliver such documentation as may be required by any such mortgage to effect any such subordination within ten (10) days of receipt of the same. Provided, however, Sub-Lessee's rights under this Sub-Lease shall not be disturbed by any such subordination as long as Sub-Lessee is in compliance with the terms of this SubLease.

                                      16.

                              TIME OF THE ESSENCE
                              -------------------

           Time is of the essence of this Agreement.

                                      17.

                               WAIVER OF RIGHTS
                               ----------------

           No failure of Sub-Lessor to exercise any power given to Sub-Lessor hereunder, or to insist upon strict compliance by Sub-Lessee with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Sub-Lessor's right to demand exact compliance with the terms hereof.

                                      18.

                                EXTERIOR SIGNS
                                --------------

           Sub-Lessee shall have the right, with prior written consent from Lessor, to use the exterior of the building, for the purpose of attaching thereto or erecting thereon a sign or signs advertising its business, provided such sign or signs shall not substantially damage the building; provided, further, that any sign so attached or erected shall be made and maintained in conformity and compliance with all applicable laws, ordinances and governmental regulations governing the same, and the Sub-Lessee shall be responsible to Sub-Lessor for any damage caused by the installation, use, or maintenance of said signs. Upon the termination of this Lease or upon the removal of such sign or signs, any defacement or damage to the exterior of the building caused by said sign or signs shall be repaired promptly by the Sub-Lessee. Sub-Lessee shall provide Sub-Lessor with a copy of all correspondence between Sub-Lessee and Lessor including drawings of all changes made to the Premises.

                                      19.

                               VIEWING PREMISES
                               ----------------

           It is agreed and understood that the Sub-Lessor may, at any reasonable time or times during the existence of this lease, enter to view the Premises.

                                      20.

                                   INSURANCE
                                   ---------

           Sub-Lessee will reimburse Lessor under the Prime Lease, as defined in Paragraph 23 below, for any increase in the insurance premium of Lessor under Prime Lease caused by the occupancy of Sub-Lessee over the amount of Lessor's insurance premium payable during the base year of 1996. Sub-Lessee shall carry at Sub-Lessee's sole cost and expense insurance coverage on all equipment, fixtures and appliances of Sub-Lessee.

                                      21.

                                 SEVERABILITY
                                 ------------

           If any term, covenant or condition of this Sub-Lease or the application thereof shall to any extent be invalid or unenforceable, the remainder of this Sub-Lease shall not be affected thereby, and each term, covenant or condition of this Sub-Lease shall be valid and enforceable to the fullest extent permitted by law. This Sub-Lease shall be governed by and construed in accordance with the laws of the State of Georgia.

                                      22.

                                    NOTICES
                                    -------

           Any notice given pursuant to this Sub-Lease Agreement shall be in writing and sent by certified mail to:

               Sub-Lessor:        Facilities Manager
                                  Atlanta Gas Light Company
                                  1219 Caroline Street
                                  Atlanta, Georgia 30307

 or at such other address as Sub-Lessor may hereafter designate in writing to Sub-Lessee.

               Sub-Lessee:        Ms. Judy B. Turner-President
                                  Decatur First Bank Group, Inc.
                                  755 Commerce Drive
                                  Decatur, Georgia 30030

                                      23.

                                  PRIME LEASE
                                  -----------

           This Sub-Lease is expressly subject to and inferior to the Prime Lease, attached hereto as Exhibit "B" and made a part hereof. The provisions of the Prime Lease pertaining to the Sub-Leased Premises are incorporated by this reference into this Sub-Lease as fully as if completely restated herein. Sub-Lessee shall be bound by all of the provisions of the Prime Lease pertaining to the Sub-Leased Premises and shall perform all of the obligations and responsibilities that Sub-Lessor undertakes toward Lessor under the Prime Lease, pertaining to the Sub-Leased Premises, with exception only to the property taxes and insurance. In the event of any conflict between this Sub-Lease and the terms of the Prime Lease, the Prime Lease shall control.

                                      24.

                                  CONTINGENCY
                                  -----------

           This Sub-Lease is contingent upon Sub-Lessor obtaining approval from the Prime Lease Lessor to sub-lease the Premises to Sub-Lessee.

                                      25.

                             SPECIAL CONSIDERATION
                             ---------------------

           Sub-Lessor hereby warrants to Sub-Lessee, provided Sub-Lessee fulfills all Sub-Lessee obligations herein, Sub-Lessor will not exercise any renewal rights provided in the Prime Lease.

 THIS SUB-LEASE AGREEMENT contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements or otherwise, between the parties, not embodied herein, shall be of any force or effect.

 IN WITNESS WHEREOF, the Sub-Lessor has hereunto set its hand and seal, and the Sub-Lessee has caused these presents to be executed, and its seal hereto attached, by its proper governing officers thereunto duly authorized, this instrument being thus signed and sealed by the parties on the day and year first above written.

                                        SUB-LESSOR:

 Signed, sealed and delivered as to
 Sub-Lessor in the presence of:         ATLANTA GAS LIGHT COMPANY


 /s/                                    BY:/s/ Marion M. Wyatt Jr.
 -------------------------------           -------------------------------------
 Witness


                                        TITLE Vice President Operations Support
 -------------------------------             ----------------------------------
 Witness




                                        SUB-LESSEE:

 Signed, sealed and delivered as to
 Sub-Lessee in the presence of:         DECATUR FIRST BANK GROUP, INC.


 /s/ M. Douglas Bennett                 BY:/s/ Judy B. Turner
 -------------------------------           -------------------------------------
 Witness

 /s/                                    TITLE President
--------------------------------             -----------------------------------
 Witness

                                  EXHIBIT "A"

 All that tract or parcel of land lying and being in Land Lot 246 of the 15th District of DeKalb County, Georgia and being more particularly described as follows:

 BEGINNING at a point at the intersection of the southwest right of way of Beaumont Street and the southeastern right of way of Hampton Street; run thence
 150.67 feet in a southeastern direction along said southwest right of way of Beaumont Street to a point, said line having a tangent distance of 150.55 feet from said point; run thence 27.37 feet along the rights of way of Beaumont Street and Oliver Street to a point on the western right of way of Oliver Street, said point being 25.28 feet as measured along a tangent line having an interior angle of 146 degrees 12'10" with the aforesaid tangent line; run thence in a southwestern direction following the right of way of Oliver Street
 138.08 feet to a point, said point being 137.47 feet from the last point as measured along a chord line having an interior angle of 150 degrees 10'30" with the last mentioned tangent line; run thence 4.9 feet in a westerly direction along a line having an exterior angle of 252 degrees 49'40" with the last mentioned tangent line to a point; run thence in a southerly direction following the right of way of Oliver Street 30.12 feet to a point, said point being 30.11 feet from the last point as measured along a chord line having an exterior angle of 94 degrees 53'30" with the last line run; thence run in a westerly direction 3.2 feet along a line following the southern right of way of Montgomery Street to a point, said line having an exterior angle of 265 degrees 06'30" with the last mentioned chord line; run thence in a southerly direction
 190.5 feet along the right of way of Oliver Street along a line having an exterior angle of 87 degrees 22'20" with the chord line last mentioned to a point; run thence west 100 feet to a point located 30 feet north of the north side of an alley; run thence northerly 190.5 feet along a line having an interior angle of 269 degrees 44'30" with the line last run to a point on the southern right of way of Montgomery Street, said point being 194.0 feet east from the present location of Ponce de Leon Place, as measured along Montgomery Street; run thence 25.2 feet easterly along the southern right of way of Montgomery Street along a line having an interior angle of 87 degrees 23'30" with the line last run to a point; run thence 30.0 feet northerly along the eastern right of way of Hampton Street along a line having an interior angle of 270 degrees 00'00" to a point; run thence 260.0 feet in a northern direction following the eastern right of way of Hampton Street to the intersection with the southwestern right of way of Beaumont Street and the point of beginning; said property being more particularly shown on plat of survey for Callaway Motors, Inc. by Charles S. Mercer, Jr., dated November 28, 1977, said plat being made a part hereof by reference.

                                  EXHIBIT "B"



 STATE OF GEORGIA

 COUNTY OF DEKALB

     IS AGREEMENT OF LEASE, made and entered into this      9th     day of
                                                        -----------
 February , 1982 , by and between DANIEL B. PATTILLO, hereinafter sometimes
 ---------  ----
 referred to as Lessor, which expression or substituted expression shall include his heirs, executors, administrators, successors and assigns, and ATLANTA GAS LIGHT COMPANY, a Georgia corporation, hereinafter sometimes referred to as the Lessee, which expression or a substituted expression shall include its successors and assigns,

                               WITNESSETH THAT:

                                      1.
                                   PREMISES
                                   --------

     The Lessor, for and in consideration of the rents, covenants conditions, agreements and understandings hereinafter mentioned reserved and contained, to be paid, kept and performed by the Lessee, has leased, rented, demised and granted and by these presents does lease, rent, demise and grant unto the Lessee, and the Lessee, for and in consideration of the covenants, conditions, agreements, understandings and option hereinafter mentioned and contained, to be kept and performed by the Lessor, does hereby agree to lease and take, the following described property, hereinafter referred to as the "premises," to wit:

           (a) All that tract or parcel of land lying and being in the City of Decatur and more particularly described in Exhibit "A" attached hereto and by reference included herein.

           (b) A certain building to be completely built, erected and equipped on said property at the expense of the Lessor and in accordance with drawings and specifications by William Breen, Architect, dated October 12, 1981 and entitled "Oliver Building." Such drawings have been initialed by the parties and by reference are made a part of this lease.

     Said building and improvements shall be completed in all particulars and to
 the satisfaction of the Lessee on or before            6-1          , 1982 ,
                                             ------------------------  ----
 barring delays caused by strikes, Acts of God, governmental restrictions or regulations, inability to obtain necessary materials, unusual weather conditions, or other causes beyond Lessor's control. Should completion be so delayed, the said date of completion shall be extended by any period of interruption which may be brought about by any of the aforementioned causes.
 It is understood that, notwithstanding any other provision of this lease or of the plans or specifications to the contrary, it is the intention of the parties only that said construction shall proceed with reasonable dispatch and expeditiously as possible, and that Lessor will use his best efforts to deliver
 possession of the completed premises by said date of             6-1          ,
                                                      -------------------------
  1982  .  In any
 ------
 event, however, it is understood and agreed that said building and all improvements will be completed without undue delay and within a reasonable time. In addition to the requirements of plans and specifications, it is further agreed that said building and improvements shall conform to the building laws and other applicable laws, ordinances, rules and regulations of the City of Decatur and of all other public authorities having jurisdiction.

                                      2.
                                     TERM
                                     ----

     TO HAVE AND TO HOLD the premises with all the rights, privileges, easements and appurtenances thereunto belonging for a term beginning on the first day of the calendar month following completion of said building and improvements and acceptance there by Lessee for its use and occupancy, and extending for a term of fifteen (15) years thereafter, unless further extended or otherwise terminated as hereinafter provided. It is agreed that any occupancy by Lessee prior to full completion shall not constitute acceptance and shall not be a waiver of Lessee's right to require completion of the building and all improvements in accordance with the approved plans and specifications. Upon final acceptance by Lessee, a written memorandum of agreement shall be entered into by the parties, acknowledging satisfactory completion and acceptance of the premises and specifying the exact commencement and termination dates of the term of this lease. In the event Lessee occupies the premises prior to the actual commencement date of the lease, rental shall begin on the date of occupancy and the monthly rental shall be prorated in proportion to the number of days the building is occupied prior to the first day of the following month at which time the lease term shall begin.

                                      3.
                                    RENTAL
                                    ------

     The Lessee hereby covenants, conditions, and agrees to pay the Lessor as rental during the first year of the initial fifteen (15) year term a monthly rental of Four Thousand Five Hundred Forty Dollars ($4,540.00). Lessee agrees to pay a monthly rental during each of the remaining fourteen (14) years of this lease and any extension thereof an amount reflecting a five (5) percent increase annually. A more complete schedule of rental payments is attached hereto as Exhibit "B". Rental payments shall be made in advance on or before the first day of each and every month during the existence of this lease and any extension thereof.

                                      4.
                                USE OF PREMISES
                                ---------------

     The Lessor hereby covenants and agrees that during the existence of this lease the premises may be used and occupied by the Lessee for any and all lawful purposes required in the operation of Lessee's business and not inconsistent with the character of the demised premises.

                                      5.
                     GOVERNMENTAL REQUIREMENTS AND REPAIRS
                     -------------------------------------

     The Lessor hereby covenants, conditions, and agrees to fully and completely comply at his expense with all governmental requirements, now in effect or hereinafter enacted, pertaining to or affecting the premises except that, after completion of the initial construction and improvements herein agreed to, any such requirements made necessary by reason of Lessee's use and occupancy of said premises shall be fully complied with by Lessee at its expense.

     Lessor agrees to make all necessary structural repairs to the said premises, including repairs to the roof, foundation, and exterior walls. All other repairs shall be assumed by Lessee, and Lessee shall, at its own expense, keep and maintain the premises and its appurtenances and every part thereof in good order and repair except those portions to be repaired by Lessor as above provided. Lessee specifically agrees to keep all systems pertaining to water, sewer, electrical, heating, ventilation, air conditioning and lighting in good order and repair. Lessee shall further be responsible for any and all damage done to premises, or any part thereof, caused by negligent or willful act of Lessee, its agents, or employees, and in such case shall repair the same irrespective of whether such repairs would otherwise be the duty of Lessor. It is expressly understood that Lessor gives to Lessee exclusive control and possession of the leased premises, and Lessor shall be under no duty or obligation to inspect said premises. It shall be the duty of Lessee to report promptly in writing to Lessor any structural defect known to it and any repair required to be made by Lessor hereunder, and Lessor shall within a reasonable time make such repairs as may be necessary. Failure to so report shall make Lessee liable for any damage which may result from such defective condition or needed repair. The Lessor further covenants and agrees that if the Lessor fails to make and perform the said repairs within a reasonable time after the Lessee has notified the Lessor of the necessity or desirability of said repairs, the Lessee shall thereupon have the right and privilege to make and perform said repairs and to deduct the cost of said repairs from the rental due the Lessor.

                                       6.
                             ALTERATION OF PREMISES
                             ----------------------

     The Lessor hereby covenants, conditions and agrees that during the existence of this lease the Lessee at its discretion and expense shall have the right and privilege to make and perform any changes and alterations on the premises which do not damage the foundations or load bearing walls of the premises. The Lessor hereby covenants and agrees that the Lessee shall not be required to restore the said premises to their original condition and plan at any time or instance during the existence of this lease or upon the termination thereof.

                                       7.
                      DESTRUCTION OF OR DAMAGE TO PREMISES
                      ------------------------------------

     The parties hereby covenant and agree that if the premises are totally destroyed by fire, storm, lightning, earthquake, tornado, Act of God, accident, or other casualty, this lease, at the election of either party, shall termination as of the date of any such casualty and rental shall be accounted for as between the parties as of said date; except that if the Lessor, within fifteen (15) days after the date of said casualty, shall offer the Lessee in writing to restore the premises to their original condition and to the satisfaction of the Lessee and the Lessee shall accept such offer, then and thereupon this lease shall continue and remain in force between the parties except that the rental shall abate as of the date of said casualty and not resume until the Lessee reoccupies the reconstructed premises. Said reconstruction shall be commenced within thirty (30) days of Lessee's acceptance of said offer and shall be completed within four (4) months of commencement unless interrupted by construction delays beyond the reasonable control of Lessor such as those heretofore enumerated in Paragraph 1, in which event the time of completion shall be extended by the period of such interruption. Upon the completion of said reconstruction and restoration of the premises to Lessee's satisfaction, Lessee agrees to reoccupy the same and to recommence the payment of rental thereon as herein provided.

     The parties further covenant and agree that if the premises are damaged, but not wholly destroyed by any such casualty as above referred to, the rental shall abate in such proportion as use of the premises has been destroyed, and the Lessor shall restore premises to substantially the same condition as before damage as speedily as practicable, whereupon full rental shall recommence.

                                       8.
                                  CONDEMNATION
                                  ------------

     The parties hereby covenant and agree that if the whole of the premises, or such portion thereof as will make the premises unusable for the purposes herein leased, be condemned by any legally constituted authority for any public use or purpose, then in either of said events this lease shall terminate from the time when possession thereof is abandoned by the Lessee after being taken by such authority, and rental shall be accounted for as between the parties as of that date. It is provided, however, that this lease shall not terminate if only a portion of the premises is so taken and Lessee elects to continue in possession of the remainder of the premises under the terms of this lease. In such event, the rent herein reserved shall be adjusted in such fair proportion as said partial taking may affect the use of the premises by Lessee. Should such partial taking involve the structure of the building or prevent the use of any of the improvements on the premises (such as the drives or parking area), Lessor, at his expense, will promptly restore the remaining portion of the building so that it will constitute a complete architectural unit, and will likewise restore to as usable condition as possible the remainder of any drive, parking area, or other improvement affected. During such restoration, Lessee shall be required to pay a rental in proportion to the portion of the premises remaining in tenantable condition.

     Should any condemnation result in termination of this lease under the terms and conditions above stated, such termination shall be without prejudice to the rights of either party to recover compensation and damage caused by condemnation from the condemnor. It is hereby understood and agreed that neither party shall have any rights in any award made to the other by any condemning authority.

                                       9.
                                 UTILITY BILLS
                                 -------------

     The Lessee hereby covenants and agrees to pay and be liable for all charges and taxes incurred for light, heat, power, water sanitary service and refuse pickup, and all other utility charges arising out of the use of the premises during the existence of this lease.

                                      10.
                             TAXES AND ASSESSMENTS
                             ---------------------

     The Lessor hereby covenants, conditions and agrees that he shall from time to time, and at all times during the existence of this lease, pay and discharge all rates, taxes, assessments, and all other impositions, general or special, ordinary or extraordinary, of every kind and nature now anticipated or not, which now are or may be assessed, levied or imposed upon the premises or any part thereof. If the Lessor should for any reason fail to pay said rates, taxes, assessments and impositions when and where the same shall become due, then the Lessee shall have the right, at its election, to pay the same, together with such penalties as may have accrued, and to deduct the said payments from the rental due the Lessor.

     DeKalb County and City of Decatur property taxes due during the first full calendar year ("base year") of Lessee's occupancy shall be referred to as "base year property tax amount." Lessee agrees to pay to Lessor in any year of occupancy subsequent to the base year an amount equal to the difference between property taxes due and payable in that year and the base year property tax amount.

                                      11.
                                   INDEMNITY
                                   ---------

     Lessee agrees to indemnify and save harmless the Lessor against all claims for damages or injury to persons and property, and all expenses incurred by Lessor because thereof, caused by or resulting from the act or neglect of Lessee, its agents or employees.

                                      12.
                                    OPTION
                                    ------

     The Lessor hereby covenants and agrees that the Lessee shall have the option to extend this lease for an additional term of five (5) years from and after the expiration of the initial fifteen (15) year term at a monthly rental calculated in the same manner as described in Paragraph 3 above and as more specifically described in Exhibit "B" attached. Provided, however, Lessee may not exercise this right if Lessee has made any assignment or subletting of this lease as provided in Paragraph 17 of this Agreement.

                                      13.
                                   DEFAULTS
                                   --------

     It is further covenanted and agreed that in case, at any time, default shall be made by Lessee in the payment of any of the rent herein specified upon the date the same shall become due and payable, and such default shall continue for a period of fifteen (15) days after notice in writing of such default to said Lessee from Lessor; or in case of any default occurring in relation to or in connection with any other of the covenants, duties and obligations hereunder to be kept and performed by Lessee, and such default shall continue for thirty
 (30) days after similar written notice to Lessee; or if Lessee causes any lien to be placed against the premises and does not cure same within thirty (30) days after notice from Lessor to Lessee demanding cure; then, and in any of said events, Lessor at his option may at once, or within six (6) months thereafter (but only during the continuance of such default or condition), terminate this lease by written notice to Lessee, whereupon this lease shall end, and Lessor may enter into and take possession of said demised premises either with or without process of law. Upon such entry, Lessor shall again have and repossess the premises the same as if this lease had not been made, and thereupon all obligations of the Lessor hereunder shall cease, without prejudice, however, to Lessor's right of action for arrears of rent or breach of this contract. In addition it is also agreed that upon Lessee's breach of the contract, Lessor may, at his option and as Lessee's agent, without terminating this lease, enter upon and rent premises at the best price obtainable by reasonable effort, without advertisement and by private negotiation and for any term Lessor deems proper; and in such event, Lessee shall be liable to Lessor for the deficiency, if any, between Lessee's rent hereunder and the price obtained by Lessor on such reletting. Pursuit of any of the foregoing remedies shall not preclude pursuit of any other remedies provided by law. Any notice in this provision may be given by Lessor or his attorney.

                                      14.
                              REMOVAL OF FIXTURES
                              -------------------

     The Lessor hereby covenants and agrees that the Lessee shall have the right, upon the termination of this lease, to remove all fixtures, appliances and equipment which the Lessee has placed in or on the premises, provided Lessee repairs all damage caused to premises by such removal. The right and title to said fixtures, appliances and equipment shall remain in the Lessee at all times. Provided, however, Lessee shall not remove, under any circumstances, the following: heating, ventilating, air conditioning and lighting systems and fixtures.

                                      15.
                                 EXTERIOR SIGNS
                                 --------------

     Lessee shall have the right without the prior consent of Lessor to use the exterior of the building, the roof of the building, or any other location on the premises for the purpose of attaching thereto or erecting thereon a sign or signs advertising its business, provided, such sign or signs shall not substantially damage the building; provided, further, that any sign so attached or erected shall be made and maintained in conformity and compliance with all applicable laws, ordinances, and governmental regulations governing the same, and the Lessee shall be responsible to Lessor for any damage caused by the installation, use, or maintenance of said signs. Upon the termination of this lease or upon the removal of such sign or signs, any defacement or damage to the exterior of the building or to the roof caused by said sign or signs shall be repaired promptly by the Lessee.

                                      16.
                                QUIET POSSESSION
                                ----------------

     The Lessor covenants, warrants, and represents that he has good title to the demised premises free and clear of all liens and encumbrances; that he has full right and power to execute and perform this lease; and that the Lessee, upon paying the rent hereby reserved and performing and observing the several covenants by it to be kept and performed, shall peaceably and quietly hold and enjoy the leased premises and all of the appurtenances thereto throughout the existence of this lease.

                                      17.
                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     Lessee may assign this lease, or sublet premises or any part thereof, only after having first obtained the written consent of Lessor, provided, that such consent will not be unreasonably withheld. It is agreed and understood, however, that no assignment or sublease shall relieve Lessee of any financial liability or other obligation hereunder. Lessee agrees not to assign or sublease premises to any one who will create a nuisance or trespass, nor use the premises for any illegal purpose, nor in violation of any valid regulations of any governmental body, nor in any manner to vitiate the insurance. Lessee agrees that any increase in Lessor's insurance premium caused by occupancy of any sub-tenant will be paid by Lessee.

                                      18.
                              TERMINATION OF LEASE
                              --------------------

     The Lessee hereby covenants and agrees, at the termination of this lease or at the termination of any extension of this lease, to quit and surrender the premises in as good a state and condition as of the date of the first occupancy hereunder, ordinary wear and tear and damage by storm, fire, lightning, earthquake or other such casualty excepted.

                                      19.
                                VIEWING PREMISES
                                ----------------

     It is agreed and understood that the Lessor may, at any reasonable time or times during the existence of this lease, enter to view the premises; and Lessor may, at any time within three (3) months next before the expiration of the original and any extended term of this lease, show the said premises and building or buildings to others and affix to any suitable part of the said premises a notice for letting or selling the building or premises and keep the same affixed without hindrance or molestation.

                                      20.
                                  HOLDING OVER
                                  ------------

     If Lessee remains in possession of premises, or any part thereof, after expiration of the term hereof, without a new written lease or a written extension thereof having been signed by the parties, Lessee shall hold as a tenant from month to month only and not otherwise, at a monthly rental rate in effect at end of this lease, and in all other respects subject to all the terms and provisions of this lease. There shall be no renewal of this lease by operation of law.

                                      21.
                               RIGHTS CUMULATIVE
                               -----------------

     All rights, powers and privileges conferred hereunder upon the parties shall be cumulative but not restrictive to those given by law.

                                      22.
                                 SUBORDINATION
                                 -------------

     Lessee's rights shall be subject to any mortgage or deed to secure debt which may hereafter be placed upon the premises by Lessor, and Lessee agrees to execute and deliver such documentation as may be required by any such mortgagee to effect any such subordination. Provided, however, Lessee's rights under this lease shall not be disturbed by any such subordination as long as Lessee is in compliance with the terms of this lease.

                                      23.
                              TIME OF THE ESSENCE
                              -------------------

           Time is of the essence of this Agreement.

                                      24.
                                WAIVER OF RIGHTS
                                ----------------

           No failure of Lessor to exercise any power given to Lessor hereunder, or to insist upon strict compliance by Lessee with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Lessor's right to demand exact compliance with the terms hereof.

                                      25.
                               NO ESTATE IN LAND
                               -----------------

           This agreement of lease shall create the relationship of landlord and tenant between Lessor and Lessee; no estate shall pass out of Lessor; Lessee has only a usufruct, not subject to levy and sale, and not assignable by Lessee except by Lessor's consent.

                                      26.
                                    NOTICES
                                    -------

           Any notice given pursuant to this lease agreement shall be in writing and sent by certified mail to:

                Lessor:      Daniel B. Pattillo
                             821 First National Bank Building
                             315 W. Ponce de Leon Avenue
                             Decatur, Georgia  30030

 or at such other address as Lessor may hereafter designate in writing to Lessee.

                Lessee:      Atlanta Gas Light Company



                                      27.
                                   INSURANCE
                                   ---------

           Lessor shall carry at Lessor's sole cost and expense adequate insurance coverage on the demised premises. Lessee shall carry at Lessee's sole cost and expense insurance coverage on all equipment, fixtures and appliances of Lessee.

                                      28.
                                 SEVERABILITY
                                 ------------

           If any term, covenant or condition of this lease or the application thereof shall to any extent be invalid or unenforceable, the remainder of this lease shall not be affected thereby, and each term, covenant or condition of this lease shall be valid and enforceable to the fullest extent permitted by law.

           THIS LEASE AGREEMENT contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, and or otherwise, between the parties, not embodied herein, shall be of any force or effect.


           IN WITNESS WHEREOF, the Lessor has hereunto set his hand and seal, and the Lessee has caused these presents to be executed, and its corporate seal hereto attached, by its proper corporate officers thereunder duly authorized, this instrument being thus signed and sealed by the parties in duplicate, in the day and year first above written.

 Signed, sealed and delivered
 as to Lessor in the presence of:


 /s/ David R. Jones
 ------------------------
 Witness



 /s/ M. Crawford                   /s/ Daniel B. Pattillo      (SEAL)
 ------------------------          ----------------------------
 Notary Public                     DANIEL B. PATTILLO



 Signed, sealed and delivered      ATLANTA GAS LIGHT COMPANY   (SEAL)
 as to Lessee in the presence
 of:

 /s/ Donna L. Harell               BY:/s/ John C. Mayson
 ------------------------             -------------------------
 Witness                              VICE PRESIDENT


 /s/                               ATTEST: /s/ B. Folsom
 ------------------------                 ---------------------
 Notary Public                            Secretary

                                  EXHIBIT "A"

 All that tract or parcel of land lying and being in Land Lot 246 of the 15th District of DeKalb County, Georgia and being more particularly described as follows:

 BEGINNING at a point at the intersection of the southwest right of way of Beaumont Street and the southeastern right of way of Hampton Street; run thence
 150.67 feet in a southeastern direction along said southwest right of way of Beaumont Street to a point, said line having a tangent distance of 150.55 feet from said point; run thence 27.37 feet along the rights of way of Beaumont Street and Oliver Street to a point on the western right of way of Oliver Street, said point being 25.28 feet as measured along a tangent line having an interior angle of 146 12'10" with the aforesaid tangent line; run thence in a southwestern direction following the right of way of Oliver Street 138.08 feet to a point, said point being 137.47 feet from the last point as measured along a chord line having an interior angle of 150 10'30" with the last mentioned tangent line; run thence 4.9 feet in a westerly direction along a line having an exterior angle of 252 49'40" with the last mentioned tangent line to a point; run thence in a southerly direction following the right of way of Oliver Street 30.12 feet to a point, said point being 30.11 feet from the last point as measured along a chord line having an exterior angle of 94 53'30" with the last line run; thence run in a westerly direction 3.2 feet along a line following the southern right of way of Montgomery Street to a point, said line having an exterior angle of 265 06'30" with the last mentioned chord line; run thence in a southerly direction 190.5 feet along the right of way of Oliver Street along a line having an exterior angle of 87 22'20" with the chord line last mentioned to a point; run thence west 100 feet to a point located 30 feet north of the north side of an alley; run thence northerly 190.5 feet along a line having an interior angle of 269 44'30" with the line last run to a point on the southern right of way of Montgomery Street, said point being 194.0 feet east from the present location of Ponce de Leon Place, as measured along Montgomery Street; run thence 25.2 feet easterly along the southern right of way of Montgomery Street along a line having an interior angle of 87 23'30" with the line last run to a point; run thence 30.0 feet northerly along the eastern right of way of Hampton Street along a line having an interior angle of 270 00'00" to a point; run thence 260.0 feet in a northern direction following the eastern right of way of Hampton Street to the intersection with the southwestern right of way of Beaumont Street and the point of beginning; said property being more particularly shown on plat of survey for Callaway Motors, Inc. by Charles S. Mercer, Jr., dated November 28, 1977, said plat being made a part hereof by reference.

                                  EXHIBIT "B"


                                RENTAL SCHEDULE

                                 Original Term
1st Year                                            $  4,540/per month
2nd Year                                               4,767/per month
3rd Year                                               5,005/per month
4th Year                                               5,256/per month
5th Year                                               5,518/per month
6th Year                                               5,794/per month
7th Year                                               6,084/per month
8th Year                                               6,388/per month
9th Year                                               6,708/per month
10th Year                                              7,043/per month
11th Year                                              7,395/per month
12th Year                                              7,765/per month
13th Year                                              8,153/per month
14th Year                                              8,560/per month
15th Year                                              8,989/per month
                                 Optional Term
16th Year                                              9,438/per month
17th Year                                              9,910/per month
18th Year                                              10,406/per month
19th Year                                              10,926/per month
20th Year                                              11,472/per month
